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                                                                   EXHIBIT 10.28

                               AMENDMENT NO. 1 TO
                          SUBORDINATED PROMISSORY NOTES


         This Amendment No. 1 (the "Amendment"), dated as of August 7, 2000, is entered into by and between SynQuest, Inc., a Georgia corporation formerly known as Factory Automation & Computer Technologies, Inc. ("Maker"), and Warburg, Pincus Investors, L.P., a Delaware limited partnership ("Holder").

                                   WITNESSETH:

         WHEREAS, Maker and Holder entered into series of Subordinated Promissory Notes (the "Notes"), between May 10, 1995 and July 20, 1997, as more specifically described on Exhibit A attached hereto; and

         WHEREAS, Maker and Holder desire to amend each of the Notes as set forth below.

         NOW, THEREFORE, in consideration of the foregoing promises and covenants set forth below, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged hereby, Maker and Holder hereby agree to amend each of the Notes as follows:

         1. Amendment. Each of the Notes is hereby amended by inserting a new section immediately following the section entitled "Subordination" as follows:

                                   "CONVERSION

         Holder shall have the right to convert this Note into shares of Maker's common stock, par value $0.01 per share ("Common Stock"), as follows:

                  (1) Holder shall have the right, at its option, at any time prior to the completion of an initial public offering of Maker's Common Stock, to convert this Note into shares of Maker's Common Stock by giving written notice to Maker (a "Conversion Notice") that Holder has elected to convert all, but not less than all, of the outstanding principal amount plus accrued interest through the Conversion Date of this Note into shares of Common Stock (a "Conversion") on the terms described below. Any such Conversion shall be in full and complete satisfaction of this Note effective as of the Conversion Date. This Note shall be convertible into such number of whole shares of Maker's Common Stock as is determined by dividing (a) (i) the outstanding principal amount of this Note as of the Conversion Date plus (ii) all accrued interest thereon as of the Conversion Date by (b) the Conversion Price For purposes of this section, (i) "Conversion Date" shall mean the later of the date on which the Conversion Notice is delivered or the date that this Note is surrendered to Maker in connection therewith;


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provided, however, that if the Conversion Date is prior to completion of Maker's initial public offering of Common Stock, the Conversion Date shall be automatically and without any further action on the part of either Maker or Holder delayed to the date of completion of the initial public offering and (ii) "Conversion Price" shall mean the "price to public" of the shares of Common
Stock sold in connection with Maker's initial public offering of Common Stock, less underwriting discounts and commissions.

                  (2) In order to exercise the Conversion right, Holder shall (i) deliver the Conversion Notice described in paragraph (1) and (ii) surrender this Note, duly endorsed or assigned to Maker or in blank, at the principal office of Maker. In connection with a Conversion, Holder shall execute and deliver to Maker such agreements as are reasonably requested by Maker, including, without limitation, such representations, warranties and covenants that, in Maker's judgment are necessary for compliance with applicable securities laws. As promptly as practicable after the completion of Maker's initial public offering of Common Stock, Maker shall issue and shall deliver to Holder a certificate or certificates for the number of shares of Common Stock issuable upon the Conversion of this Note in accordance with the terms hereof, and any fractional interest in respect of a share of Common Stock arising upon such Conversion shall be settled as provided in paragraph (3) below. Any Conversion shall be deemed to have been effected on the applicable Conversion Date, and Holder shall be deemed to have become the holder of record of the Common Stock issued in connection with such Conversion at such time on such date, unless the stock transfer books of Maker shall be closed on that date, in which event Holder shall be deemed to have become the holder of record at the close of business on the next succeeding day on which such stock transfer books are open. All shares of Common Stock delivered upon Conversion of this Note will upon delivery be duly and validly issued and fully paid and nonassessable.

                  (3) No fractional shares or scrip representing fractions of shares of Common Stock shall be issued upon Conversion of this Note. Instead of any fractional interest in a share of Common Stock that would otherwise be deliverable upon the Conversion of this Note, Maker shall pay to Holder an amount in cash (rounded to the nearest cent) equal to the Conversion Price multiplied by the fraction of a share of Common Stock represented by such fractional interest.

                  (4) Maker covenants that it will at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued shares of Common Stock or its issued shares of Common Stock held in its treasury, or both, for the purpose of effecting Conversion of this Note, the full number of shares of Common Stock deliverable upon the Conversion of this Note."

         2. Entire Agreement. Each of the Notes, as amended by this Amendment, sets forth the entire understanding of the parties with respect to the Notes.

         3. Effect of Amendment. On or after the date hereof, each reference in the Notes to "this Note," "hereunder," "hereof," "herein," or words of like import, and each


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reference in any other documents entered into in connection with the Notes, shall mean and be a reference to each such Note, as amended hereby.

         4. No Further Amendment. Except as specifically amended above, each of the Notes shall remain in full force and effect and is hereby ratified and confirmed.

         5. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Georgia.

         6. Counterparts. This Amendment may be executed in multiple counterparts, each of which when executed and delivered is an original but all of which taken together constitute one and the same instrument.


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         IN WITNESS THEREOF, this Amendment No. 1 to Subordinated Promissory
Notes has been duly executed as of the date first written above.


                                             SYNQUEST, INC.


                                             By:  /s/ John Bartels
                                                --------------------------------
                                                Name: John Bartels
                                                     ---------------------------
                                                Title: EVP Fin. & Adm.
                                                      --------------------------


                                             WARBURG, PINCUS INVESTORS, L.P.


                                             By:   /s/ Joseph Landy
                                                --------------------------------
                                                Name:  Joseph Landy
                                                     ---------------------------
                                                Title: Managing Director
                                                      --------------------------


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                                    EXHIBIT A
                              DESCRIPTION OF NOTES


1. Subordinated Promissory Note in the principal amount of $2,000,000 by and between Factory Automation & Computer Technologies, Inc. and Warburg, Pincus Investors, L.P. dated as of May 10, 1995.

2. Subordinated Promissory Note in the principal amount of $2,000,000 by and between Factory Automation & Computer Technologies, Inc. and Warburg, Pincus Investors, L.P. dated as of September 19, 1995.

3. Subordinated Promissory Note in the principal amount of $1,500,000 by and between Factory Automation & Computer Technologies, Inc. and Warburg, Pincus Investors, L.P. dated as of November 5, 1996.

4. Subordinated Promissory Note in the principal amount of $1,000,000 by and between Factory Automation & Computer Technologies, Inc. and Warburg, Pincus Investors, L.P. dated as of December 9, 1996.

5. Subordinated Promissory Note in the principal amount of $2,500,000 by and between SynQuest, Inc. and Warburg, Pincus Investors, L.P. dated as of February 17, 1997.

6. Subordinated Promissory Note in the principal amount of $1,500,000 by and between SynQuest, Inc. and Warburg, Pincus Investors, L.P. dated as of April 15, 1997.

7. Subordinated Promissory Note in the principal amount of $2,000,000 by and between SynQuest, Inc. and Warburg, Pincus Investors, L.P. dated as of May 20, 1997.

8. Subordinated Promissory Note in the principal amount of $2,500,000 by and between SynQuest, Inc. and Warburg, Pincus Investors, L.P. dated as of July 20, 1997.


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